                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: MARCH 26, 2002

                                EQUITY INNS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        TENNESSEE                        0-23290                 62-1550848
        ---------                        -------                 ----------
(State or other jurisdiction           (Commission             (IRS Employer
of incorporation)                      File Number)         Identification No.)

                            7700 WOLF RIVER BOULEVARD
                           GERMANTOWN, TENNESSEE 38138
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (901) 754-7774

ITEM 5.  OTHER EVENTS

         This report contains as exhibits (a) the form of Underwriting Agreement among Equity Inns, Inc. (the "Company"), Equity Inns Trust and Equity Inns Partnership, L.P. and Salomon Smith Barney Inc. in connection with the sale of up to 3,565,000 shares of the Company's common stock (including up to 465,000 shares subject to an over-allotment option) pursuant to the Company's Prospectus Supplement dated as of March 25, 2002, to a Prospectus dated April 21, 1998, included as part of a Registration Statement on Form S-3 (No. 333-48169) filed with the Securities and Exchange Commission (the "Commission") on March 18, 1998 and declared effective by the Commission on April 21, 1998 (the "Registration Statement") which agreement is to be incorporated as Exhibit 1.1 to the Registration Statement, and (b) the form of tax opinion to be incorporated by reference as Exhibit 8.1 to the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

         The following exhibits are filed herewith:

         Exhibit                Description
         -------                -----------
         1.1                    Underwriting  Agreement among Equity Inns, Inc., Equity Inns Trust and
                                Equity Inns Partnership,  L.P. and Salomon Smith Barney Inc.

         8.1                    Opinion of Hunton & Williams as to Tax Matters

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            EQUITY INNS, INC.
                                            (REGISTRANT)



Date:  March 26, 2002                  By: /s/ Donald H. Dempsey
                                          -------------------------------------
                                          Donald H. Dempsey
                                          Executive Vice President, Secretary,
                                          Treasurer and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------
1.1               Underwriting Agreement among Equity Inns, Inc., Equity Inns Trust and Equity Inns
                  Partnership, L.P. and Salomon Smith Barney Inc.

8.1               Opinion of Hunton & Williams as to Tax Matters